© 2022 WeWork Q1 2022 Results

© 2022 WeWork1 Disclaimer Forward-Looking Statements Certain statements made in this presentation may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork Inc. (“WeWork”) believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to refinance, extend, restructure or repay near and intermediate term debt; its indebtedness; its ability to raise capital through equity issuances, asset sales or the incurrence of new debt; retail and credit market conditions; impairments; its liquidity demand; changes in general economic conditions, including as a result of the COVID-19 pandemic and the conflict in Ukraine; delays in customers and prospective customers returning to the office and taking occupancy as a result of the COVID-19 pandemic and the emergence of variants leading to a parallel delay in receiving the corresponding revenue; and WeWork's inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork may update that discussion in its periodic reports or as otherwise required by law, but otherwise takes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise. Use of Data This presentation contains information concerning WeWork's solutions and WeWork's industry, including market size and growth rates of the markets in which WeWork participates, that are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports commissioned by WeWork and its internal sources. This information involves many assumptions and limitations. There can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as to the reasonableness of the assumptions made by third parties or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance of WeWork or modeling contained herein is not an indication as to future performance. WeWork has not independently verified any such third-party information. Similarly, other third-party survey data and research reports commissioned by WeWork, while believed by WeWork to be reliable, are based on limited sample sizes and have not been independently verified by WeWork. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which WeWork operates, and WeWork’s future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by WeWork. Except as may be required by law, WeWork assumes no obligation to update the information in this presentation. Use of Non-GAAP Financial Metrics This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), including Adjusted EBITDA and Building Margin (including on a forward-looking basis). These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. WeWork believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about WeWork. WeWork's management uses forward-looking non-GAAP measures to evaluate WeWork's projected financials and operating performance. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. India, China and Israel This presentation includes operating metrics (including number of locations, desks, and memberships) relating to WeWork's investments and operations in China and India, which are not consolidated. Therefore, the results of WeWork's operations in China and India are not reflected in the WeWork financial statements and projections set forth in this presentation on a line-by-line basis, as such operations are not conducted through consolidated subsidiaries or controlling interests of WeWork. In June 2021, WeWork closed a franchise agreement and transferred the building operations and obligations of its Israel locations to the franchisee. Israel results of operations have been included through May 2021, and excluded from subsequent projections. Unless otherwise explicitly specified in this presentation, India, China and Israel related metrics are excluded from all calculations. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of WeWork and other companies, which are the property of their respective owners. Preliminary Financial Information We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial information and metrics in this presentation are preliminary. These estimates are not a comprehensive statement of our financial position and results of operations. There is no assurance that we will achieve our forecasted results within the relevant period or otherwise.

© 2022 WeWork2 Our mission is to empower tomorrow’s world at work Our Core Values Our Core Constituents Do the right thing. Strive to be better, together. Be entrepreneurial. Give gratitude. Be human, be kind. Colleagues Shareholders Partners Society Members

© 2022 WeWork3 For all the ways you work, we’re here. Note: Metrics presented as of March 2022. Consolidated metrics include operations in the United States and Canada, Latin America, Europe, Japan, and Pacific regions. Systemwide metrics include consolidated regions as well as India, China, and Israel, which are not consolidated. 765 LOCATIONS 626k PHYSICAL MEMBERSHIPS 916k DESKS 633 LOCATIONS 501k PHYSICAL MEMBERSHIPS 746k DESKS Consolidated LatAm USC China India EMEA Pacific Japan Israel 55k ALL ACCESS 55k ALL ACCESS Wholly-owned Consolidated JVs Unconsolidated Franchises Systemwide

4 © 2022 WeWork 63% of the Fortune 100 are WeWork members(1) 46% of physical memberships are enterprise 27k SMB member organizations 2.4k Enterprise member organizations The world’s top companies trust WeWork Note: All figures as of March 2022 and on a consolidated basis unless otherwise noted. Logos used herein are the property of third parties and for informational purposes only and do not imply any endorsement by those companies of WeWork's company or products or vice versa. 1. As of December 2021.

© 2022 WeWork5 Market WeWork Occupancy incl. SNO WeWork Physical Occupancy WeWork as a % of Market Stock(1) Q1 2022 Traditional Market Square Feet Leased Q1 2022 WeWork Square Feet Leased(2) Equivalent % of Q1 Traditional Square Feet Leased(1) WeWork Q1 Leasing as a Multiple of Market Stock(3) United States 64% 63% ~0.5% 47m 4.1m 9% 21x Boston 68% 65% ~2% 1,040k 260k 25% 15x New York 67% 66% ~1% 7,200k 1,250k 17% 15x Miami 97% 92% ~1% 830k 70k 9% 14x San Francisco 71% 69% ~1% 1,730k 300k 17% 23x Europe(4) 80% 77% ~0.5% 23k 2.4k 10% 23x London 76% 72% ~1% 2,190k 850k 39% 27x Dublin 86% 86% ~1% 470k 60k 13% 12x Paris 77% 73% ~1% 4,050k 300k 8% 12x Berlin 87% 83% ~0.5% 1,540k 230k 15% 30x Q1 2022 leasing activity WeWork represents an outsized portion of demand 1. Please refer to "Market Share Methodology and Sources" for additional information on methodology and sources. 2. WeWork leasing activity based on total new desks sold and renewed in each market multiplied by 60 rentable square feet per desk. 3. WeWork’s Q1 2022 equivalent percent of traditional leasing activity divided by estimated percent of office stock. 4. Europe excludes Russia, Amsterdam, and Stockholm markets due to lack of available information.

© 2022 WeWork6 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Systemwide gross desk sales (SF sold)(1) 163k (9.8m SF) 202k (12.1m SF) 197k (11.8m SF) 217k (13.0m SF) 211k (12.7m SF) Consolidated gross desk sales (SF sold)(1) 120k (7.2m SF) 156k (9.4m SF) 153k (9.3 SF) 164k (9.9m SF) 166k (10.0m SF) Consolidated new desk sales (SF sold)(1) 60k (3.6m SF) 97k (5.8m SF) 84k (5.0m SF) 87k (5.2m SF) 83k (5.0m SF) Physical occupancy including SNO(2) 47% 53% 60% 66% 70% Enterprise as % of physical memberships 52% 52% 49% 47% 46% Average commitment length 21 mo. 22 mo. 21 mo. 20 mo. 20 mo. All Access memberships(3) 15k 20k 32k 45k 55k Note: See “Terms and Definitions” pages for definitions of gross desk sales, enterprise as % of physical memberships, physical occupancy including sold memberships, and All Access memberships. 1. Assuming 60 square feet per desk sold. 2. Includes an incremental 8k in Q1 2021, 21k in Q2 2021, 30k in Q3 2021, 21k in Q4 2021, and 19k in Q1 2022 net memberships that have been sold and are under contract to move-in in a future period, net of move-outs within the next two months. Q1 and Q2 occupancy represents physical occupancy only. 3. All Access memberships includes 3k other legacy memberships as of Q1 2022. Q1 2022 market overview

7 © 2022 WeWork Physical Occupancy WeWork is a separate channel of distribution Note: See “Terms and Definitions” pages for definitions of Physical Occupancy, Physical Occupancy including SNO and Physical Membership Monthly ARPM. Physical Membership Monthly ARPM 45% 67% Q4’19 ARPM: $542 International Consolidated US & Canada 12/20 3/21 6/21 9/21 12/21 Q1’21 Q2’21 $500 Q3’21 $482 $485 Q4’21 $484 3/22 64% 75% 51% 43% $484 Q1’22

WeWork Access

Products

WeWork On Demand

Bookable workspaces around the world by the hour



Pay-as-you-go

Choose from over 320+ locations in 70+ major cities through the WeWork app.

Global locations: 70+ cities

Term: Hourly or daily

WeWork All Access

Monthly membership unlocks 500+ locations worldwide


wework

Monthly membership

Book workspace through the WeWork app, and unlock access to over 500+ WeWork locations around the world.

Global locations: 500+

Term: Monthly

All Access Memberships


15k
20k
32k
45k
55k

	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Revenue	$9m	$13m	$20m	$29m	$36m
ARPM	$204	$235	$239	$232	$235

Note: See "Terms and Definitions" pages for definition of All Access & Other Legacy Memberships, and for All Access ARPM. All Access memberships includes 3k other legacy memberships as of Q1 2022.

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© 2022 WeWork

© 2022 WeWork9 $718 $29 Total Revenue $589 Q1’21 $598 $9 $593 $13 $580 Q2’21 $661 $20 $641 Q3’21 Space-as-a-Service WeWork Access $689 Q4’21Q1’20 Q2’20 Q3’20 Q4’20Q4’19 $666 $741 $814 $988 $919 $869 Q3’19 US$ millions $756 Q2’19 $686 Q1’19 Note: Space-as-a-Service revenue calculated as total revenue less revenue attributable to All Access & On Demand memberships. Includes unconsolidated location management fee revenue and revenue attributable to our legacy venture businesses. $765 $36 Q1’22 $729

© 2022 WeWork10 Building Margin Note: See “Terms and Definitions” pages for definition of Building Margin, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics. 1. Consolidated physical occupancy was 67% as of March 2022. Consolidated physical occupancy including signed but not occupied memberships was 70%. US$ millions Building Margin Physical Occupancy $147 $113 $161 ($144) ($183) ($209) ($192) ($103) ($9)($2) Q1’21 Q2’21 Q3’21 Q4’21Q1’20 Q2’20 Q3’20 Q4’20Q4’19Q3’19 (36%) (34%) (16%) (1%)13% (0%) (22%) (30%)19%20% % Building Margin $138 $124 Q2’19 21% Q1’19 21% 80% 73% 67% 58% 50% 45% 47% 50% 56% 63% 83%81% $34 Q1’22 5% 67%(1)

© 2022 WeWork11 As of March 2022, 42 markets were over 70% physical occupancy, with average physical occupancy of 83% and building margin of 28%. Building Margin by market 11 50-70% 361k 49% 59% 42% 0% Physical Occupancy Physical Desks % of Capacity Average Occupancy % of March Membership & Services Revenue Building Margin % in March 42 10-50% 77k 10% 37% 8% (17%) 70-100% 308k 41% 83% 50% 28% 42 London Paris Seoul Singapore New York San Francisco Boston Los Angeles Tokyo Chicago Minneapolis Johannesburg Note: See “Terms and Definitions” pages for definition of Building Margin, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics. Top Markets by Revenue Contribution

© 2022 WeWork12 US$ millions Note: See “Terms and Definitions” pages for definition of Adj. EBITDA, which is a Non-GAAP measure. See “GAAP to Non-GAAP reconciliations” page for reconciliation to GAAP metrics. ($446) ($449) ($356) ($472) ($492) ($397) ($538) ($577) ($465) ($362) ($393) Q1’21 Q2’21 Q3’21 Q4’21Q1’20 Q2’20 Q3’20 Q4’20Q4’19Q3’19Q2’19Q1’19 ($283) Adj. EBITDA Q1’22 ($212)

© 2022 WeWork13 Cash and Commitments Cash as of 3/31/22 $550M Sr. Secured Notes Unused LC Capacity(1) Cash and Commitments Incl. Unused LC Capacity(1) Q1 2022 liquidity $519M $550M $1,069M $550M $1,619M US$ millions . 1. Concurrently with the Fourth Amendment to the 2020 LC Facility, the aggregate size of the LC Facility has been reduced from $1.75 billion to $1.6 billion and the unused LC capacity has been reduced accordingly.

Capitalization table

As of March 31, 2022

$US millions	Coupon	Maturity	Amount as of 3/31/22	LC Amendment Impact	As Adjusted
Cash & cash equivalents			**$519**	**$350**[3]	**$869**
$1.6B / $1.4B / $1.05B Senior Secured LC Facility [1] [2]	5.600%	2/10/2024	-	$350 [3]	$350
$550M / $500M Senior Secured Notes [4]	7.500%	2/12/2024	-	-	-
JapanCo Debt	2.500% - 3.300%	Various	$32	-	$32
Total secured debt			**$32**	**$350**	**$382**
Senior Unsecured Notes	7.875%	5/1/2025	$669	-	$669
Senior Unsecured Notes (Series II)	5.000%	7/10/2025	$550	-	$550
Senior Unsecured Notes (Series I)	5.000%	7/10/2025	$1,650	-	$1,650
Total outstanding debt			**$2,901**	**$350**	**$3,251**
Net outstanding debt			**$2,382**	**-**	**$2,382**

1. As of March 31, 2022, the 2020 LC Facility was scheduled to terminate on February 10, 2024 and the commitments thereunder were scheduled to decrease to $1.25 billion beginning on February 10, 2023. On May 10, 2022, the Company executed the Fourth Amendment to the Credit Agreement. As amended, the 2020 LC Facility is subdivided into a $1.25 billion senior LC tranche and a $350 million junior LC tranche. The termination date of the junior LC tranche is November 30, 2023. The termination date of the senior LC tranche, which steps down from $1.25 billion to $1.05 billion in February 2023, is February 9, 2024.
2. As of March 31, 2022, $1.2B of standby letters of credit were outstanding under the 2020 LC Facility. The Company has also entered into various other letter of credit arrangements, the purpose of which is to guarantee payment under certain leases entered into by JapanCo and certain subsidiaries, totaling $8.0 million outstanding.
3. The letter of credit under the junior LC tranche of the 2020 LC Facility was issued and drawn in full for the benefit of the Company upon effectiveness of the Fourth Amendment to the Credit Agreement. The impact to cash & cash equivalents does not include fees related to the LC Amendment.
4. On December 16, 2021, the Company, WW Co-Obligor Inc. and an affiliate of SoftBank Group Corp. (the "Note Purchaser") entered into an amendment to the Master Senior Secured Notes Note Purchase Agreement that governs the Senior Secured Notes pursuant to which the Note Purchaser agreed to extend its commitment to purchase up to an aggregate principal amount of $500.0 million of the Senior Secured Notes that may be issued by the Company from February 12, 2023 to February 12, 2024. If issued, the Senior Secured Notes will mature on February 12, 2024. The Company has the ability to draw until February 12, 2024. No Senior Secured Notes were issued as of March 31, 2022.

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© 2022 WeWork

15 © 2022 WeWork Company guidance 1. Excludes the impact of foreign exchange rate fluctuations. Prior guidance Revised guidance(1) Q2 2022 Consolidated Revenue $775 - 825 million $800 - 825 million Consolidated Adj. EBITDA n/a ($125 - 175) million FY 2022 Consolidated Revenue $3.35 - 3.50 billion $3.40 - 3.50 billion Consolidated Adj. EBITDA ($400 - 500) million ($400 - 475) million Consolidated operations WeWork reported $765 million of revenue in Q1 2022, above the high-end of the $740 - 760 million guided range

© 2022 WeWork16 Appendix 2022 e ork.

© 2022 WeWork17 • As of Q4'21, Consolidated includes all regions with WeWork locations outside of China, India and Israel • China was included in Consolidated KPIs through Q3'20 • Israel was included in Consolidated KPIs through Q1'21 Key performance indicators China included in Consolidated through Q3’20 Israel included in Consolidated through Q1’21

Quarterly financial results

US$ millions

Adj. EBITDA	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Membership & Services Revenue	587	670	743	834	892	759	665	612	579	565	627	696	747
Other Revenue	99	86	126	86	96	55	76	54	19	28	34	21	18
Total Revenue	**$686**	**$756**	**$869**	**$919**	**$988**	**$814**	**$741**	**$666**	**$598**	**$593**	**$661**	**$718**	**$765**
Location Operating Expenses	(492)	(572)	(638)	(721)	(825)	(794)	(836)	(813)	(809)	(780)	(752)	(729)	(734)
Pre-Opening Expenses	(101)	(125)	(143)	(131)	(79)	(74)	(60)	(46)	(33)	(43)	(40)	(42)	(47)
SG&A	(455)	(523)	(665)	(606)	(476)	(343)	(338)	(279)	(201)	(219)	(225)	(230)	(196)
Adj. EBITDA	**($362)**	**($465)**	**($577)**	**($538)**	**($393)**	**($397)**	**($492)**	**($472)**	**($446)**	**($449)**	**($356)**	**($283)**	**($212)**

Building Margin & Physical Membership ARPM	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Membership & Services Revenue	587	670	743	834	892	759	665	612	579	565	627	696	747
Less: Unconsolidated Management Fee Revenue	1	2	2	0	-	1	1	3	4	1	2	2	3
Adj. Membership & Services Revenue (A)	**$585**	**$668**	**$741**	**$834**	**$892**	**$758**	**$665**	**$609**	**$575**	**$564**	**$625**	**$694**	**$744**
Less: All Access & On Demand Revenue	-	-	-	-	-	-	-	-	9	13	20	29	36
Physical Membership Revenue (B)	**$585**	**$668**	**$741**	**$834**	**$892**	**$758**	**$665**	**$609**	**$567**	**$551**	**$605**	**$665**	**$708**
Location Operating Expenses	(492)	(572)	(638)	(721)	(825)	(794)	(836)	(813)	(809)	(780)	(752)	(729)	(734)
Less: Indirect Location Operating Expenses	(31)	(42)	(44)	(48)	(45)	(34)	(28)	(21)	(25)	(24)	(24)	(26)	(24)
Adj. Location Operating Expenses (C)	**($461)**	**($530)**	**($594)**	**($673)**	**($780)**	**($760)**	**($808)**	**($792)**	**($784)**	**($756)**	**($728)**	**($703)**	**($710)**
Building Margin (A - C)	**$124**	**$138**	**$147**	**$161**	**$113**	**($2)**	**($144)**	**($183)**	**($209)**	**($192)**	**($103)**	**($9)**	**$34**
% Building Margin	21%	21%	20%	19%	13%	0%	(22%)	(30%)	(36%)	(34%)	(16%)	(1%)	5%
Average Physical Memberships (D)	357k	409k	462k	513k	542k	507k	439k	397k	378k	381k	416k	458k	488k
Physical Membership Monthly ARPM (B / D)	**$547**	**$545**	**$534**	**$542**	**$549**	**$499**	**$505**	**$512**	**$500**	**$482**	**$485**	**$484**	**$484**

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© 2022 WeWork

GAAP to non-GAAP reconciliation

US$ millions

Adj. EBITDA	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Net loss	**($267)**	**($638)**	**($1,252)**	**($1,618)**	**($556)**	**($1,110)**	**($999)**	**($1,168)**	**($2,062)**	**($923)**	**($844)**	**($803)**	**($504)**
Income tax (benefit) provision	5	0	4	36	9	7	6	(2)	3	4	(2)	(2)	(1)
Interest and other (income) expenses, net	(378)	(92)	136	144	(465)	76	(38)	(105)	553	68	206	103	147
Depreciation and amortization	125	131	157	177	194	196	198	191	184	180	171	174	171
Restructuring and other related costs	-	-	15	315	56	81	19	52	494	(28)	16	(48)	(130)
Impairment / (gain on sale) of goodwill, intangibles and other assets	-	-	199	136	275	280	254	546	299	242	88	241	91
Stock-based compensation expense	145	43	31	127	23	12	9	7	54	4	4	48	13
Other Net	(41)	32	59	68	15	22	24	7	29	4	5	4	1
Adj. EBITDA	**($411)**	**($524)**	**($651)**	**($615)**	**($449)**	**($436)**	**($527)**	**($472)**	**($446)**	**($449)**	**($356)**	**($283)**	**($212)**
Less: ChinaCo Adj. EBITDA	(48)	(59)	(73)	(77)	(56)	(39)	(35)	-	-	-	-	-	-
Adj. EBITDA Excluding ChinaCo	**($362)**	**($465)**	**($577)**	**($538)**	**($393)**	**($397)**	**($492)**	**($472)**	**($446)**	**($449)**	**($356)**	**($283)**	**($212)**

Building Margin	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Location Gross Profit / (Loss) Including Depreciation & Amortization	**($26)**	**($12)**	**($27)**	**($45)**	**($99)**	**($204)**	**($346)**	**($382)**	**($414)**	**($386)**	**($288)**	**($201)**	**($147)**
Depreciation and amortization	103	108	121	147	164	166	174	181	175	170	162	164	158
Location Gross Profit / (Loss) Exclusive of Depreciation & Amortization	**$77**	**$96**	**$94**	**$102**	**$65**	**($38)**	**($172)**	**($201)**	**($239)**	**($215)**	**($125)**	**($37)**	**$11**
Unconsolidated management fee revenue	(1)	(2)	(2)	0	-	(1)	(1)	(3)	(4)	(1)	(2)	(2)	(3)
Stock-based compensation expense	18	2	11	11	3	3	1	1	9	1	1	5	2
Indirect location operating expenses	31	42	44	48	45	34	28	21	25	24	24	26	24
Building Margin	**$124**	**$138**	**$147**	**$161**	**$113**	**($2)**	**($144)**	**($183)**	**($209)**	**($192)**	**($103)**	**($9)**	**$34**

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© 2022 WeWork

© 2022 WeWork20 Overall Business Definitions: - Space-as-a-Service: WeWork’s existing flexible workspace business, including incremental growth for WeWork’s flexible workspace business. Includes revenues associated with asset-light management or franchise agreements with landlords where WeWork operates the space in exchange for a fee. Included in Membership and Services revenue in our consolidated financial statements. - WeWork Access: On Demand pay-as-you-go or All Access monthly membership providing an individual with access to over 700 WeWork locations. Included in Membership and Services revenue in our consolidated financial statements - WeWork Workplace: turnkey third-party flexible workspace management solution leveraging WeWork’s property and technology platform. - SMB: organizations with less than 500 full-time equivalent employees - Enterprise: organizations with greater than 500 full-time equivalent employees Operating KPIs: - Locations: represents the estimated number of open locations. A location is considered open when it begins to generate revenue. - Total Workstations: Represents The Estimated Number Of Workstations Available At Open Locations (May Also Be Referred To As ‘Desks’ Or ‘Physical Workstations’). - Physical Memberships: The number of WeWork physical memberships which is the number of occupied workstations in a given period. - Physical Occupancy: is the number of physical memberships divided by total workstations. - Physical Occupancy Including Sold Not Occupied (“SNO”) Memberships: physical memberships in addition to net memberships that have been sold and are contracted to move-in in a future period or move out within the next two months, divided by total workstations. - Physical Enterprise Membership: represents physical memberships attributable to enterprise members. Enterprise membership percentage represents the percentage of our memberships attributable to these organizations. - Physical Membership Average Revenue per Membership (“ARPM”): membership and services revenue less revenue attributable to All Access and OnDemand memberships and unconsolidated management fee revenue, divided by consolidated cumulative physical memberships in the period. Includes Core Leased and Marketplace revenues. - All Access & Other Legacy Memberships: includes All Access monthly subscription memberships and Other Legacy Memberships. Other Legacy Memberships provide user login access to the WeWork member network online or via the mobile app as well as access to service offerings, among other benefits. - All Access Average Revenue per Membership (“All Access ARPM”): All Access Revenue, including revenue from the On Demand product, divided by cumulative consolidated All Access memberships in the period. - New Desk Sales: new members that have signed a contract for now or at a future move-in date and existing members who have signed a contract resulting in additional desk sales now or at a future date. - Gross Desk Sales: Include New Desk Sales and renewals. Renewals include all members previously on commitment who continue their membership on a commitment. Renewals do not include month-to-month members. - Average Commitment Length: represents base contract terms in months. This excludes the impact of any extension and / or termination options. The commitment lengths disclosed may include periods for which members have an option to terminate their commitments with a less than 10% penalty. Terms and definitions

© 2022 WeWork21 Terms and definitions (cont’d) Financial Metrics: - Systemwide Revenue: systemwide Location membership and service revenues represents the results of all locations regardless of ownership, including Consolidated and Unconsolidated Locations. - Location Operating Expenses: include the day-to-day costs of operating an open location and exclude pre-opening costs, depreciation and amortization and sales and marketing, which are separately recorded. ○ Lease Cost: is recognized on a straight-line basis over the life of the lease term in accordance with GAAP and is the most significant component of location operating expenses ○ Direct Other Location Expenses: include utilities, ongoing repairs and maintenance, cleaning expenses, office expenses, security expenses, credit card processing fees and food and beverage costs. Direct location operating expenses also include personnel and related costs for the teams managing our buildings. ○ Indirect Other Location Expenses: include certain expenses that are necessary to operate our buildings but not directly tied to an individual building. Examples of these expenses include certain regional management and teams managing member relations, new member sales and facilities management. - Pre-Opening Expense: consist of expenses (including all lease costs, which also include non-cash GAAP straight-line lease cost) incurred before a location opens for member operations. Excludes depreciation and amortization expense and stock-based compensation expense. - SG&A: consist of sales and marketing, general and administrative and sourcing, development and other expenses, and certain community support expenses that are necessary to operate our buildings but not directly tied to an individual building. Excludes depreciation and amortization expense, stock-based compensation expense, expense related to stock-based payments for services rendered by consultants, expense related to costs associated with mergers, acquisitions divestitures, and capital raising activities, legal, tax, and regulatory reserves or settlements, and legal expenses related to regulatory investigations and litigations arising from the 2019 withdrawn IPO. - Building Margin: is a non-GAAP measure we define as membership and services revenue, excluding management fees earned at our Unconsolidated Locations, less location operating expenses, before depreciation and amortization, stock-based compensation and certain indirect location operating overhead expenses. - Adj. EBITDA: is a non-GAAP measure we define as net loss before income tax (benefit) provision, interest and other (income) expenses, net, depreciation and amortization expense, restructuring and other related cost, impairment /(gain on sale) of goodwill, intangibles and other assets, stock-based compensation expense, stock-based payments for services rendered by consultants, change in fair value of contingent consideration liabilities, legal, tax and regulatory reserves and settlements, legal costs incurred by the Company in connection with regulatory investigations and litigation, and expenses related to costs associated with mergers, acquisitions, divestitures and capital raising activities. - Free Cash Flow: is a non-GAAP measure we define as net cash provided by operating activities less purchase of property, equipment and capitalized software.

Market share methodology and sources

Market	% Market Stock Source as of Q1 2022	Market Square Feet Leased in Q1 2022 Source
United States	Total United States commercial office square footage of 4,390m per Jones Lang LaSalle	United States leasing activity of 47m square feet per Jones Lang LaSalle estimate
Boston	Total Boston commercial office square footage of 68m per Jones Lang LaSalle	Boston leasing activity of 1.04m square feet per Jones Lang LaSalle estimate
New York	Total Manhattan commercial office square footage of 409m per Cushman and Wakefield	Manhattan leasing activity of 7.2m square feet per Cushman and Wakefield estimate
Miami	Total Miami commercial office square footage of 41m per Jones Lang LaSalle	Miami leasing activity of 0.83m square feet per Jones Lang LaSalle estimate
San Francisco	Total San Francisco commercial office square footage of 202m per Jones Lang LaSalle	San Francisco leasing activity of 1.73m square feet per Jones Lang LaSalle estimate
Europe	Total Europe office square footage of 2,120m for markets in which WeWork operates, excluding Moscow, Amsterdam, and Stockholm per Cushman and Wakefield	Total Europe office leasing of 22.7m square feet for markets in which WeWork operates, excluding Moscow, Amsterdam, and Stockholm per Cushman and Wakefield
London	Total London commercial office square footage of 284m per Cushman and Wakefield	London leasing activity of 2.19m square feet per Cushman and Wakefield estimate
Dublin	Total Dublin commercial office square footage of 46m per Jones Lang LaSalle	Dublin leasing activity of 0.47m square feet per Jones Lang LaSalle estimate
Paris	Total Paris commercial office square footage of 226m per estimate	Paris leasing activity of 4.05m square feet per Immostat estimate
Berlin	Total Berlin commercial office square footage of 227m per Jones Lang LaSalle	Berlin leasing activity of 1.54m square feet per Jones Lang LaSalle estimate

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© 2022 WeWork